SUP-0140-0518

AB Multi-Manager Alternative Fund

(the “Fund”)

Supplement dated May 31, 2018 to the Prospectus dated August 16, 2017 (the “Prospectus”) of AB Multi-Manager Alternative Fund.

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AllianceBernstein L.P., the Fund’s Investment Manager, has entered into a fee waiver agreement to waive a portion of its management fee so that the Fund pays management fees at an annual rate of 1.00% of the Fund’s net assets determined as of the last day of a calendar month and adjusted for subscriptions and repurchases accepted as of the first day of the subsequent month (as opposed to the annual rate under the Management Agreement of 1.50% of net assets determined in the same manner). This fee waiver will take effect on June 1, 2018 and will continue until July 31, 2019 unless sooner terminated by the Fund’s Board of Trustees.

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0140-0518